CONTINGENCIES AND OTHER	12 Months Ended
Dec. 31, 2023
Disclosure Of Contingent Consideration On Buisness Combination And Other [Abstract]
CONTINGENCIES AND OTHER
NOTE 14 – CONTINGENCIES AND OTHER

Contingent consideration on business combination and related legal proceedings:

On October 9, 2020, Aspire completed a business combination of BtoBet, in consideration for cash plus performance based contingent consideration of seven times BtoBet 2022's EBIT, minus the consideration already paid. The contingent based consideration was determined by management at €8.2 million, and a notice was served to the former BtoBet shareholders in March 2023. Further an additional provision of approximately €2 million was recorded in the purchase price allocation, see note 4 above. In February 2024, the Company concluded an arbitration proceeding with the BtoBet Sellers, in which it was determine that it will pay an amount of €9.7 million in satisfaction of the earn out obligations under the BtoBet SPA which was paid on March 4, 2024

Notwithstanding the claim mentioned above, on September 5, 2023, the BtoBet Sellers filed a claim against Aspire for the amount of €36.5 million with the English Commercial Court in London (the “BtoBet Claim”), asserting breach of the BtoBet SPA as well as fraudulent behavior. Aspire filed a response firmly rejecting the BtoBet Claim and denying any liability. The BtoBet Claim is currently pending. Considering the premature stage of the proceedings, the Company's management based on its legal advisors cannot estimate the outcome of these proceedings.

EBET, Inc., a Nevada Corporation (“EBET”) and Aspire entered into certain agreements on October 1, 2021, under which Aspire sold to EBET Aspire’s B2C business, for a consideration of €65 million (the “EBET Sale Agreement”). On September 28, 2023, EBET filed a claim in Clark County, Nevada, against Aspire, alleging that Aspire breached the EBET Sale Agreement and acted in a fraudulent manner in the inducement to acquire the B2C business, and seeks compensation for rescission damages, in an amount of €65 million, general damages in an amount of $15 thousand, and punitive damages and other certain unspecified amounts. Aspire rejects EBET’s claims and filed several preliminary motions regarding change of venue and other matters, which are in line with the parties’ signed agreements. This claim is still pending. On February 23, 2024, EBET filed a motion for leave to amend its complaint, among other things, to add NeoGames S.A. and NeoGames Connect Limited as new defendants. In addition, on February 27, 2024, the Magistrate Judge heard arguments on the motion for stay and entered a stay of discovery until the Court has decided whether or not the case should proceed in arbitration. Considering the premature stage of the proceedings, the Company's management based on its legal advisors cannot estimate the outcome of these proceedings.

United Kingdom is a major market of Aspire and required licensing. Aspire undergo periodical compliance assessment processes by the United Kingdom Gaming Commission ("UKGC"), intended to ensure compliance with local laws and regulations, during 2023 and through the date of these financial statements approval date, Aspire has been assessed by the UKGC and preliminary findings were noted, Aspire has been working inter-alia with the UKGC on a remediation plan. As to the premature stage of the proceedings, the Company's management based on its legal advisors cannot estimate the outcome of these proceedings.

PariPlay executive officer option: On March 17, 2020, PariPlay granted to its executive officer 111 options to buy 9.9% of its shares on a fully diluted basis, to be vested over 2 years of employment. The exercise price of each option is £1.0 and they will expire in 10 years. During the fourth quarter of 2022, the Company committed to buy his options in consideration for €5.8 million, paid in 2023.